Intangible Assets, Goodwill and Other	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, goodwill and other	Intangible assets, goodwill and other

In millions	December 31,	2020	2019
Intangible assets		$145	$152
Investments (1)		83	84
Goodwill (Note 3)		70	77
Deferred costs		64	67
Long-term receivables		37	31
Other long-term assets		22	18
Total intangible assets, goodwill and other		$421	$429
(1)As at December 31, 2020, the Company had $56 million (2019 - $60 million) of investments accounted for under the equity method and $27 million (2019 - $24 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.